Exhibit H(40)

Appendix A

As of February 1, 2023, this Appendix A forms a part of the FATCA Support Services Agreement dated as of March 2, 2015 (the “Agreement”), between State Street Bank and Trust Company, MassMutual Select Funds, and MassMutual Premier Funds. As of February 1, 2023, this Appendix A supersedes any previous versions of said Appendix.

List of Funds

MassMutual Select Funds Portfolios	Jurisdiction of Formation
MassMutual Blue Chip Growth Fund	MA
MassMutual Diversified Value Fund	MA
MassMutual Equity Opportunities Fund	MA
MassMutual Fundamental Growth Fund	MA
MassMutual Fundamental Value Fund	MA
MassMutual Growth Opportunities Fund	MA
MassMutual Mid Cap Growth Fund	MA
MassMutual Mid Cap Value Fund	MA
MassMutual Overseas Fund	MA
MassMutual Small Cap Growth Equity Fund	MA
MassMutual Small Cap Value Equity Fund	MA
MassMutual Small Company Value Fund	MA
MassMutual Strategic Bond Fund	MA
MassMutual Total Return Bond Fund	MA
MM S&P 500® Index Fund	MA
MassMutual 20/80 Allocation Fund	MA
MassMutual 40/60 Allocation Fund	MA
MassMutual 60/40 Allocation Fund	MA
MassMutual 80/20 Allocation Fund	MA
MassMutual RetireSMARTSM by JP Morgan 2020 Fund	MA
MassMutual RetireSMARTSM by JP Morgan 2025 Fund	MA
MassMutual RetireSMARTSM by JP Morgan 2030 Fund	MA
MassMutual RetireSMARTSM by JP Morgan 2035 Fund	MA
MassMutual RetireSMARTSM by JP Morgan 2040 Fund	MA
MassMutual RetireSMARTSM by JP Morgan 2045 Fund	MA
MassMutual RetireSMARTSM by JP Morgan 2050 Fund	MA
MassMutual RetireSMARTSM by JP Morgan 2055 Fund	MA
MassMutual RetireSMARTSM by JP Morgan 2060 Fund	MA
MassMutual RetireSMARTSM by JP Morgan 2065 Fund	MA
MassMutual RetireSMARTSM by JP Morgan In Retirement Fund	MA
MM Equity Asset Fund	MA
MassMutual Select T. Rowe Price Retirement 2005 Fund	MA
MassMutual Select T. Rowe Price Retirement 2010 Fund	MA
MassMutual Select T. Rowe Price Retirement 2015 Fund	MA
MassMutual Select T. Rowe Price Retirement 2020 Fund	MA
MassMutual Select T. Rowe Price Retirement 2025 Fund	MA
MassMutual Select T. Rowe Price Retirement 2030 Fund	MA
MassMutual Select T. Rowe Price Retirement 2035 Fund	MA
MassMutual Select T. Rowe Price Retirement 2040 Fund	MA
MassMutual Select T. Rowe Price Retirement 2045 Fund	MA
MassMutual Select T. Rowe Price Retirement 2050 Fund	MA
MassMutual Select T. Rowe Price Retirement 2055 Fund	MA
MassMutual Select T. Rowe Price Retirement 2060 Fund	MA
MassMutual Select T. Rowe Price Retirement 2065 Fund	MA
MassMutual Select T. Rowe Price Retirement Balanced Fund	MA
MassMutual Select T. Rowe Price Bond Asset Fund	MA

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MA
MassMutual Select T. Rowe Price International Equity Fund	MA
MassMutual Select T. Rowe Price Large Cap Blend Fund	MA
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MA
MassMutual Select T. Rowe Price Real Assets Fund	MA
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MA
MassMutual Select T. Rowe Price U. S. Treasury Long-Term Index Fund	MA

MassMutual Premier Funds Portfolios	Jurisdiction of Formation
MassMutual Balanced Fund	MA
MassMutual Core Bond Fund	MA
MassMutual Disciplined Growth Fund	MA
MassMutual Disciplined Value Fund	MA
MassMutual Diversified Bond Fund	MA
MassMutual Global Fund	MA
MassMutual Inflation-Protected and Income Fund	MA
MassMutual International Equity Fund	MA
MassMutual Main Street Fund	MA
MassMutual Small Cap Opportunities Fund	MA
MassMutual Strategic Emerging Markets Fund	MA
MassMutual U.S. Government Money Market Fund	MA

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Kevin Murphy
Name: Kevin Murphy
Title: Managing Director

MassMutual SELECT Funds

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL PREMIER FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

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